UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                         0-26224                    51-0317849
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On May 4, 2007, Integra LifeSciences Holdings Corporation (the "Company") borrowed $28 million under its senior secured revolving credit facility to partially fund the acquisition of LXU Healthcare, Inc. discussed below. On May 10, 2007, the Company borrowed an additional $3 million. As a result of these borrowings, the Company has $134 million of outstanding borrowings under its credit facility as of the date of this filing.

The outstanding borrowings have one-month interest periods. The weighted average interest rate of the outstanding borrowings is 6.07%.

The credit facility requires the Company to maintain various financial covenants, including leverage ratios, a minimum fixed charge coverage ratio and a minimum liquidity ratio. The credit facility also contains customary affirmative and negative covenants, including those that limit the Company's and its subsidiaries' ability to incur additional debt, incur liens, make investments, enter into mergers and acquisitions, liquidate or dissolve, sell or dispose of assets, repurchase stock and pay dividends, engage in transactions with affiliates, engage in certain lines of business and enter into sale and leaseback transactions.


ITEM 8.01.  OTHER EVENTS.

On May 8, 2007, the Company announced that Integra Radionics, Inc., an indirect, wholly-owned subsidiary of the Company, had acquired LXU Healthcare, Inc.for
$30 million in cash, subject to certain adjustments.

A copy of the press release issued by the Company announcing the closing of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued May 8, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

          Date: May 10, 2007               By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer







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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued May 8, 2007